Exhibit 99.1

INVESTOR PRESENTATION June 2021 Unified Communications as a Service (UCaaS)

SAFE HARBOR This presentation is for discussion purposes only. Certain material is based upon third party information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Certain statements in this presentation constitute “forward - looking statements” relating to Digerati Technologies , Inc. (“ DTGI ,” “ Digerati ” or the “Company”) made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are based on current expectations, estimates, forecasts and assumptions and are subject to risks and uncertainties. Words such as “anticipate,” “assume,” “began,” “believe,” “budget,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and variations of such words and similar expressions are intended to identify such forward - looking statements. All forward - looking statements speak only as of the date on which they are made. Such forward - looking statements are subject to certain risks, uncertainties and assumptions relating to factors that could cause actual results to differ materially from those anticipated in such statements, including, without limitation, the following: • • • • • • • the impact of the recent coronavirus outbreak on our results of operations and our business; • our ability to effectively market and generate revenue from our applications; • our ability to generate and maintain active subscribers and to effectively monetize our user base; • the intense competition in the industries in which our business operates and our ability to effectively compete with existing competitors and new market entrants; • legal and regulatory requirements related to holding and distributing cryptocurrencies and accepting cryptocurrencies as a method of payment for our services; • risks related to our holdings of digital tokens, including risks related to the volatility of the trading price of the digital tokens and our ability to convert digital tokens into fiat currency; our ability to obtain additional capital or financing to execute our business plan, including through offerings of debt or equity; our ability to develop, establish and maintain strong brands; the effects of current and future government regulation, including laws and regulations regarding the use of the internet, privacy and protection of user data and blockchain and cryptocurrency technologies; our ability to offset fees associated with the distribution platforms that host our applications; our reliance on our executive officers; and our ability to release new applications on schedule or at all, as well as our ability to improve upon existing applications. For a more detailed discussion of these and other factors that may affect our business, see our filings with the Securities and Exchange Commission, including the discussion under “Risk Factors” set forth in our latest Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q. We caution that the foregoing list of factors is not exclusive, and new factors may emerge, or changes to the foregoing factors may occur, that could impact our business. We do not undertake any obligation to update any forward - looking statement, whether written or oral, relating to the matters discussed in this report, except to the extent required by applicable securities laws. 2 Digerati Technologies, Inc. | Ticker: DTGI

3 Digerati Technologies, Inc. | Ticker: DTGI Cloud Communications, Cloud Telephony, Cloud WAN, Cloud Call Center, Cloud Mobile Professional Services Healthcare Municipalities Financial Services Real Estate Banking Digerati focuses on serving the ‘high - touch’ small to medium - sized business (SMB) market in various industries including Healthcare, Banking, Financial Services, Legal, Real Estate, and Construction . Our primary market is in the U.S. with a strong presence in Texas and Florida, respectively the 2 nd and 4 th largest state economies by GDP in the USA. Primary Services Sectors: Only in the Cloud Ρ

Successful Integrations (as of 6 / 15 /2 1 ) Ticker (OTCQB) Share Price Enterprise Value LQA Revenue LQA Adjusted EBITDA Average Daily Volume DTGI $ 0.175 $ 38 million $ 15.0 million $1.284 million 0.6 million shares ABOUT DIGERATI TECHNOLOGIES 2,600 + Business Customers Acquisitions have been a key driver in increasing market share and revenue growth 4 Market Data Digerati Technologies, Inc. | Ticker: DTGI Accolades Digerati is a multi - year recipient of Deloitte’s Fast500 and Fast50 Awards for recognition as one of the fastest growing technology companies in North America. Newly Acquired Businesses LQA = Last Quarter Annualized

INVESTMENT HIGHLIGHTS HIGHLY EXPERIENCED MANAGEMENT TEAM Over 125 years of combined experience in the telecommunication and cloud communication services industry MARKET INSIGHT Knowledge and access to high growth potential markets provides unique opportunity to rapidly expand each business line Rapid advancements in communications technology and business migration towards Internet - based communications systems are driving exponential market growth RECURRING REVENUE STREAMS High - margin recurring revenue from multi - year contracts with business customers 5 Digerati Technologies, Inc. | Ticker: DTGI ORGANIC & ACQUISITIVE GROWTH STRATEGY

CORPORATE TIMELINE 6 2015 Future Growth Digerati Technologies, Inc. | Ticker: DTGI December 8 th – Digerati Technologies, Inc. Approved for Listing on OTCQB Venture Market 2018 September 27 th – Announces launch of mobile ‘business continuity’ solution in partnership with Otarris, a division of Kajeet Inc. May 2 nd – Announces completion of T3 Communications, Inc. (“T3”) acquisition 2017 December 5 th – Announces completion of Synergy Telecom, Inc. acquisition 2019 January 22 nd – Announces agreement to acquire minority stake in Itellum Comunicaciones Costa Rica S.R.L 2020 August 11 th – Digerati Engages Maxim Group LLC to Assist with its Growth Strategy and Goal to Up - List to a National Exchange November 18 th – Digerati Technologies Closes Nexogy, Inc. and ActivePBX Acquisitions November 24 th – Digerati Technologies Closes $20 Million Credit Facility with Post Road Group

Global UCaaS Market Growth 1 77% 8% 15% Business Internet Business Managed IP Business Mobile Data Business IP Traffic By Network (EB/ mo ) Global CCaaS Market Growth 2 USD: billions Source: (1) Grand View Research, Inc. https://www.grandviewresearch.com/press - release/global - unified - communications - as - a - service - market (2) Grand View Research, inc. https://www.grandviewresearch.com/press - release/global - contact - center - software - market 7 HIGH GROWTH MARKET $38.7 $169.6 2020 2027 $20.5 $72.3 2020 2027 USD: billions $169 BILLION Global UCaaS Market will be $169 Billion by 2027 $72 BILLION Global CCaaS Market will be $72 Billion by 2027 • Business IP - based voice and data traffic demand continues to accelerate as mission critical software applications migrate to the cloud • Businesses are becoming increasingly comfortable with the delivery of core services in the cloud

A CHANGING LANDSCAPE 8 Digerati Technologies, Inc. | Ticker: DTGI • Businesses continue to migrate from legacy systems to cloud - based communication services • Growth fueled primarily by business adoption stemming from both the cost effectiveness and innovation of cloud infrastructure vs. legacy systems • SMBs prefer single source providers for their IT and communications needs and are redefining solution expectations within the cloud framework • DTGI is positioned for third wave by focusing on integration with CRM and other collaboration software Market is entering third wave of Unified Communications and Collaboration transformation driving demand for cloud native integrated and collaborative capabilities with low - code/no - code integrations to many popular cloud applications

PRODUCTS AND SERVICES – UCaaS Services


Salesforce
Sugar
Netsuite
CRM Integration
Fiber, 4G/5G, SD WAN
Digital Oxygen
MS Teams Integration
Call
Recording
Backup
& Storage
SMS & Messaging
Voicemail to Email
Voicemail to Text
Fax
Texting
Simple
Meetup
Unity Toolbar
& Google Apps
Presence & Status
Instant Messaging
HD Audio
Conferencing
Video
Conferencing
Mobility
Voice & Visual
Communication

- Robust UCaaS application that supports complete cloud communication capabilities and cloud telephony applications
- MS Teams integration
- CRM integration
- Contact Center platform and application (CCaaS)
- Complete mobility via mobile/web platform and softclient
- Real time communication from anywhere on any device
  - Voice, video, private chat, business SMS
- Delivery of digital oxygen and business continuity solutions
  - Fiber broadband
  - Cloud WAN (SD WAN)
  - Mobile broadband over 4G/5G

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Digerati Technologies, Inc. | Ticker: DTGI

RECENTLY ACQUIRED BUSINESSES

nexogy

- Miami-based provider of UCaaS and managed services
- Offers a portfolio of cloud-based solutions to SMB's; 1,500 business accounts and 14,000 users
- Serves various industries including Education, Health Care, Financial Services, and Real Estate.
- Product portfolio includes diverse cloud solutions: *Voice PBX – Broadband data – Collaboration – Managed services*

ActivePBX

Phone Systems > Evolved

- Miami-based global provider of cloud-based business phone systems that increase productivity and mobility while reducing telecom expenses.
- Offers CRM integration with a robust contact center platform that integrates with all major CRM platforms
- Key partner agreements include Oracles NetSuite that provides for the delivery of an enterprise-class contact center to any business that utilizes NetSuite

Transaction Rationale

- Both acquisitions provide an increase in revenue and EBITDA contribution via a contracted customer base with recurring revenue stream.
- Provides access to greater pool of small and medium sized business customers in various industries.
- Combined with T3 Communications, resulted in over 300 channel partners as conduit for sales growth

Accretive M&A Outcomes / Improvements

$8 Million	$1.5 Million	2,600	28,000
Annual Revenue Contribution	Annual EBITDA Contribution	Total Business Customers	Total Users

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Acquire Synergistic Business Identify and acquire local and/or regional UCaaS/cloud telephony providers with high gross margins and predictable revenue streams. Provides greater access to similar customers in banking/insurance, financial services, legal, municipalities, food service etc… Future Growth and National Listing Continue to evaluate opportunistic and accretive acquisitions. Drive operational efficiencies to increase EBITDA. Work with Investment Banking partner to achieve a listing onto a national U.S. exchange. Secure Adequate Growth Capital Continued balance sheet clean up and improve access to equity markets. Well - position the Company to act on strategic and accretive acquisition opportunities. Drive Revenue Growth Focus on integration of recently acquired businesses. Targeting a range of YoY organic revenue growth between 5% and 10%. Continued enhancements to its broadband product portfolio, improving the Company’s UCaaS solutions, and implementing a total support model 11 Digerati Technologies, Inc. | Ticker: DTGI DIGERATI IS EXECUTING ON A WELL - DEFINED GROWTH PLAN

12 ACCRETIVE M&A STRATEGY Digerati Technologies, Inc. | Ticker: DTGI • Complements organic growth • Greater than 50% of UCaaS industry is made up of local/regional providers • Ability to replicate acquisition success of integration and re - energizing sales efforts • Identify and implement best practices of acquisition targets • Support by strong financial partner Post Road Group • Potential to use public company stock currency in the future Disciplined Approach in a Very Fragmented UCaaS Industry!

• Competition for SMB’s is largely through fragmented market of local, regional providers. Larger competitors are primarily focused on enterprise customers (Fortune 1000 enterprise accounts). • Larger competitors include: COMPETITION 13 Description Provider of cloud communication services. Provider of SaaS - based cloud unified communications and collaboration technology. Provider of cloud - based enterprise - class telecommunication services created to enable mobility and global connectivity. Provider of cloud - based smart platform intended to transform the landscape of home phone services. Developer of a communication platform designed to provide small scale companies with big - business phone features. Primary Industry Communication Software Communication Software Telecommunication Service Providers Telecommunication Service Providers Communication Software HQ Location Holmdel, NJ Belmont, CA San Jose, CA Sunnyvale, CA Scottsdale, AZ

14 FINANCIAL HIGHLIGHTS Q3 Fiscal Quarter ended April 30, 2021 • 140% increase in revenue to $3.751 million • $15.0 million LQA revenue • $321K Adjusted EBITDA ** • $619K in OPCO EBITDA ** Fiscal Quarter Ended ($000s) April 3 0 , 20 21 April 30, 2020 Revenue $ 3,751 $1,566 Net income (loss) * $(12,803) $ (1,107) Adjusted EBITDA ** $ 321 $(13) Cash /Cash Equivalents Ending Balance $ 2,125 $ 445 Digerati Technologies, Inc. | Ticker: DTGI *For April 30, 2021 includes loss on derivative instruments of $10.878 million, a non - cash expense **Adjusted EBITDA and OPCO EBITDA excludes all non - cash items and one - time transactional expenses

15 STRONG FINANCIAL PARTNER Digerati Technologies, Inc. | Ticker: DTGI • P rivate investment firm located in Stamford, Connecticut investing in corporate credit and real estate Since its founding in 2015, Post Road Group has completed over $1 billion of investments. PRG’s Corporate Credit platform provides growth capital through senior secured loans and structured equity investments in the Technology, Media, Telecommunications (“TMT”), and business service industries, with a focus on telecom infrastructure and communications services in the lower - middle market, providing high - growth companies with flexible capital for strategic acquisitions, organic growth, and other special situations. Andrew Runk , Managing Director of Post Road Group, added, “We are excited to become Digerati’s capital partner. With these recent acquisitions, Digerati’s platform represents a springboard to growth and considerable scale in the SMB marketplace.” • Initial funding used to close the acquisitions of Nexogy, Inc. and ActivePBX, and refinance existing debt • Future draws may be used to fund additional acquisitions within the Company’s robust M&A pipeline Post Road Group - $20 million Senior Debt Facility

16 COMPARABLE VALUATIONS Digerati Technologies, Inc. | Ticker: DTGI DTGI trades at over 30% discount Enterprise Value to Revenue multiple when compared to peer group average in $millions, as per 6/15/21 Enterprise Company (Stock Symbol) Value Revenue Growth Operating P/L Revenue Operating P/L ClearOne, Inc. (CLRO) $45 $29.1 16% ($5.6) 1.5 NMF Crexendo (CXDO) $85 $17.0 15% $0.0 5.0 NMF 8x8 Inc. (EGHT) $2,830 $509.1 21% ($152.3) 5.6 NMF J2 Global (JCOM) $6,830 $1,555.4 11% $357.8 4.4 19.1 Lantronix (LTRX) $145 $68.2 30% ($4.0) 2.1 NMF Ooma (OOMA) $355 $168.9 11% ($2.8) 2.1 NMF Vonage Holdings (VG) $3,790 $1,283.4 6% $4.9 3.0 773.5 Group Average 16% 3.4 396.3 Digerati Technologies (DTGI) $38 $15.0 30% $0.0 2.5 NMF *DTGI revenue based on last fiscal quarter annualized for period ending April 30, 2021 TTM Enterprise Multiples

SEASONED LEADERSHIP • Over 30 years of Telecom, Technology Industry, and public company experience • Founded and launched DTGI as International Telecom Business that reached a public market valuation in excess of $500 million on AMEX (AMEX: AI) • Founded and Spun - Off Internet Software Business: GlobalSCAPE, Inc. (NYSE: GSB) in 2000 • Has Completed 12 Acquisitions and Secured Investment of $220 Million Arthur L. Smith Chief Executive Officer • Over 22 Years of Telecom Industry Experience and Accounting/Finance Experience • 16 Years of CFO Public Company Experience With Over $45 Million in Annual Revenue • Completed 2 Acquisitions in the Oilfield Services Industry With Over $40 Million in Annual Revenue • Completed 5 Acquisitions in the Telecom Industry 17 Antonio Estrada Chief Financial Officer Digerati Technologies, Inc. | Ticker: DTGI Felipe Lahrssen Executive VP Sales & Operations Ken Ryon CTO Colin Anderson Executive Director MIS and Technology Ryan McDowell VP Business Development Bryan Asher VP Channel Sales Jennifer Crisp Controller and HR Craig K. Clement Executive Chairman • Over 25 years of Telecom, Technology Industry, and public company experience • Former Chief Operating Officer of XPEL Technologies Corp. (NASDAQ: XPEL); responsible for taking XPEL public in 2004 • Sr. VP Corporate Development with ATSI Communications, Inc. (AMEX: AI) that achieved a public market valuation in excess of $500 million • Founding CEO of GlobalSCAPE, Inc. (NYSE: GSB) that achieved nearly $300 million in market value

Thank you ! Digerati Technologies , Inc. 825 W. Bitters Road, Suite 104 San Antonio, TX 78216 www.digerati - inc.com Phone: (210) GET - VOIP Digerati Technologies, Inc. | Ticker: DTGI